Exploration and Evaluation Assets - Schedule of Exploration and Evaluation Assets Relating to Thacker Pass Project (Details) - Exploration and Evaluation Assets - Thacker Pass - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Acquisition costs
Total exploration and evaluation assets, beginning balance	$ 3,852	$ 3,540
Additions	490	560
Write offs		(248)
Total exploration and evaluation assets, ending balance	$ 4,342	$ 3,852